                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     April 17, 2003
                                                 ----------------------------


                               IKONICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       000-25727               41-0730027
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

            4832 GRAND AVENUE
            DULUTH, MINNESOTA                                        55807
----------------------------------------                         --------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (218) 628-2217
                                                    -----------------------

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

         99       Press Release dated April 17, 2003

Item 9. Regulation FD Disclosure.

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On April 17, 2003, IKONICS Corporation (the "Company") reported its financial results for the quarter ended March 31, 2003. See the Company's press release dated April 17, 2003, which is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        IKONICS CORPORATION


Date:  April 30, 2003                   /s/ Jeffery A. Laabs
                                        ---------------------------------------
                                            Jeffery A. Laabs
                                            Chief Financial Officer, Treasurer
                                            and Secretary

                                  EXHIBIT INDEX

                                                                                            Method
Exhibit                                       Description                                  of Filing
-------                                       -----------                                  ---------
                                                                                        Filed
99             Press Release dated April 17, 2003 ..............................        Electronically